SCHEDULE A
                                       TO
                  PBHG FUNDS AGREEMENT AND DECLARATION OF TRUST

                           As Amended December 9, 2004

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
PBHG Growth Fund                               PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Emerging Growth Fund                      PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Large Cap Growth Fund                     PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Select Growth Fund                        PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Large Cap Growth Concentrated Fund        PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Large Cap Fund                            PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C


PBHG Mid-Cap Fund                              PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Small Cap Fund                            PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Focused Fund                              PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Cash Reserves Fund                        PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Technology & Communications Fund          PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Strategic Small Company Fund              PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Wireless & Telecom Fund                   PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

Dwight Short Term Fixed Income Fund            PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

Analytic Disciplined Equity Fund               PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

Heitman REIT Fund                              PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Pan European Fund                         PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Concentrated International Fund           PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

Clipper Focus Fund                             PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

TS&W Small Cap Value Fund                      PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Mid-Cap Growth Fund                       PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

Dwight Intermediate Fixed Income Fund          PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Emerging Markets Fund                     PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Asset Allocation Conservative Portfolio   PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Asset Allocation Moderate Portfolio       PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Asset Allocation Moderate Growth
 Portfolio                                     PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C

PBHG Asset Allocation Growth Portfolio         PBHG Class
                                               Advisor Class
                                               Class A
                                               Class C



                                 By: /s/ Lee T. Cummings
                                 --------------------------------------------
                                 Name: Lee T. Cummings
                                 Title: Treasurer and Chief Financial Officer